UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2005

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14998	23-3011077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Rouser Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Atlas Pipeline Partners, L.P. (the “Partnership”) is filing a preliminary prospectus supplement to its prospectus dated August 30, 2005, which forms part of its registration statement on Form S-3 (SEC Registration No. 333-127961), in order to offer 2,700,000 common units, plus up to an additional 405,000 common units if the underwriters exercise their option to purchase additional common units. In connection with the offering, the Partnership is filing the opinions delivered to it regarding the legality of the common units offered and certain tax matters, which are attached as Exhibits 5.1 and 8.1, the balance sheet as of June 30, 2005 and December 31, 2004 for Atlas Pipeline Partners GP, LLC, the Partnership’s general partner, which is attached as Exhibit 99.1, and auditors’ consents, which are attached as Exhibits 23.1 and 23.2, to this report.

The Partnership intends to sell in a private placement, subject to market conditions, up to $250.0 million in aggregate principal amount of senior unsecured notes. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The Partnership expects that the notes will be offered only to qualified institutional buyers under Rule 144A and non-U.S. persons under Regulation S. The Partnership anticipates using the net proceeds from the offering to repay borrowings under its credit facility.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

On November 4, 2005, the Partnership filed a Current Report on Form 8-K dated October 31, 2005 reporting, pursuant to Item 2.01, its acquisition of Enogex Arkansas Pipeline Corporation. The following consolidated financial statements are attached hereto as Exhibit 99.2:

•	Consolidated balance sheets of Enogex Arkansas Pipeline Corporation as of December 31, 2004 and 2003, and the related consolidated statements of income, retained earnings (deficit) and cash flows for the years ended December 31, 2004 and 2003, and the related notes, together with the report of independent auditors.

•	Unaudited consolidated balance sheet of Enogex Arkansas Pipeline Corporation as of September 30, 2005, and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2005 and 2004, and the related notes.

(b)	Pro Forma Financial Data.

The unaudited pro forma consolidated balance sheet of the Partnership as of September 30, 2005, and the related pro forma consolidated statements of income for the year ended December 31, 2004 and the nine months ended September 30, 2005 and the related notes are attached to this report as Exhibit 99.3.

(c)	Exhibits

5.1	Opinion of Ledgewood as to the legality of the securities being registered.

8.1	Opinion of Ledgewood relating to tax matters.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Ernst & Young LLP.

99.1	Atlas Pipeline Partners GP, LLC balance sheet.

99.2	Enogex Arkansas Pipeline Corporation financial statements.

99.3	Unaudited pro forma consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

	By:	Atlas Pipeline Partners GP, LLC
Its General Partner

Date: November 18, 2005

	By:	/s/ Matthew A. Jones
Chief Financial Officer